UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

STRATEX NETWORKS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-15895	77-0016028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Rose Orchard Way, San Jose, CA 95134

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 943-0777

Item 5. Other Events and Regulation FD Disclosure

On January 21, 2004, the registrant issued a press release announcing the registrant’s Amended and Restated Loan and Security Agreement with Silicon Valley Bank dated January 21, 2004. A copy of the registrant’s Amended and Restated Loan and Security Agreement is attached hereto as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statement and Exhibits

(c) Exhibits.

Exhibit Number	Document
10.1	Amended and Restated Loan and Security Agreement entered into as of January 21, 2004, by and between Stratex Networks, Inc. (the “Borrower”) and Silicon Valley Bank (“Bank”).

99.1	Press Release of Stratex Networks, Inc., dated January 21, 2004, announcing the renewal of their credit facility arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX NETWORKS, INC.

Date: January 22, 2004	By:	/s/ Carl Thomsen
Carl Thomsen
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Document
10.1	Amended and Restated Loan and Security Agreement entered into as of January 21, 2004, by and between Stratex Networks, Inc. (the “Borrower”) and Silicon Valley Bank (“Bank”).

99.1	Press Release of Stratex Networks, Inc., dated January 21, 2004, announcing the renewal of their credit facility arrangement.

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